Exhibit 99.2

Quarterly Financial Supplement
Third Quarter 2021
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2021

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2021 Notes

Included in investment income, net of related expenses for the nine months ended September 30, 2021, is a reclassification recorded during the first quarter of approximately $92 million of pre-tax unrealized gains from accumulated other comprehensive income associated with investments in limited partnerships and private equity funds for which the Company utilizes the equity method of accounting. The reclassification resulted in a $92 million increase in the Corporate and Other segment's pre-tax income and pre-tax adjusted operating income for the nine months ended September 30, 2021. The unrealized gains should have been recognized in investment income in the periods they were reported by the investees.

Included in other investment related gains (losses), net for the nine months ended September 30, 2021, are $70 million of pre-tax investment related gains associated with investments in limited partnerships considered to be investment companies previously carried at cost less impairments. These investments should have been carried at fair value based on the net asset value of the investment and changes in the fair value of the investment should have been include included in investment related gains (losses), net. This correction, recorded during the first quarter, resulted in a $70 million increase in the Corporate and Other segment's pre-tax income and did not have an impact on pre-tax adjusted operating income for the three and nine months ended September 30, 2021.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020		2021	2020	Change
Net premiums	$3,094	$3,098	$2,914	$3,260	$2,825	$269	$9,106	$8,434	$672
Net income (loss)	(22)	344	139	132	213	(235)	461	283	178
Adjusted operating income (loss)	(75)	274	(84)	81	239	(314)	115	415	(300)
Return on equity - annualized	(0.7)%	10.8%	4.2%	3.8%	6.6%	(7.3)%
Return on equity - trailing 12 months	4.5%	6.3%	5.2%	3.4%	4.5%	—%
Adjusted operating return on equity (ex AOCI) - annualized	(3.2)%	11.9%	(3.7)%	3.6%	10.8%	(14.0)%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	2.1%	5.7%	3.7%	5.7%	7.4%	(5.3)%
Total assets	$91,449	$88,944	$84,810	$84,656	$82,127	$9,322
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,619.9	$1,619.4	$1,610.2	$1,611.6	$1,602.1	$17.8
U.S. and Latin America Financial Solutions	5.3	5.3	5.3	5.3	5.3	—
Canada Traditional	463.1	468.3	460.1	445.2	419.5	43.6
Europe, Middle East and Africa Traditional	852.8	861.4	830.8	864.4	808.0	44.8
Asia Pacific Traditional	526.0	516.1	521.0	553.7	534.4	(8.4)
Asia Pacific Financial Solutions	1.5	1.2	1.2	0.5	0.3	1.2
Total assumed life reinsurance in force	$3,468.6	$3,471.7	$3,428.6	$3,480.7	$3,369.6	$99.0
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$33.9	$35.7	$28.5	$31.0	$24.6	$9.3	$98.1	$83.9	$14.2
U.S. and Latin America Financial Solutions	—	—	—	0.1	(0.1)	0.1	—	(0.1)	0.1
Canada Traditional	11.5	8.5	14.2	10.9	8.6	2.9	34.2	29.9	4.3
Europe, Middle East and Africa Traditional	32.0	87.8	27.6	57.8	28.5	3.5	147.4	126.5	20.9
Asia Pacific Traditional	7.1	10.9	7.6	10.6	6.7	0.4	25.6	39.0	(13.4)
Asia Pacific Financial Solutions	—	0.1	—	—	—	—	0.1	—	0.1
Total assumed new business production	$84.5	$143.0	$77.9	$110.4	$68.3	$16.2	$305.4	$279.2	$26.2
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$(0.32)	$5.06	$2.04	$1.95	$3.13	$(3.45)	$6.79	$4.39	$2.40
Adjusted operating income (loss)	$(1.11)	$4.04	$(1.24)	$1.19	$3.52	$(4.63)	$1.69	$6.43	$(4.74)
Diluted earnings per share (1)
Net income (loss) (1)	$(0.32)	$5.02	$2.03	$1.94	$3.12	$(3.44)	$6.74	$4.36	$2.38
Adjusted operating income (loss) (1)	$(1.11)	$4.00	$(1.24)	$1.19	$3.51	$(4.62)	$1.68	$6.39	$(4.71)
Wgt. average common shares outstanding
Basic	67,916	67,990	67,975	67,944	67,936	(20)	67,960	64,518	3,442
Diluted	68,417	68,533	68,427	68,378	68,170	247	68,416	64,985	3,431
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	17,711	17,314	17,326	17,354	17,374	337	17,711	17,374	337
Common shares outstanding	67,600	67,997	67,985	67,957	67,937	(337)	67,600	67,937	(337)
Book value per share	$190.60	$197.72	$177.83	$211.19	$194.49	$(3.89)
Per share effect of AOCI	$53.00	$59.43	$44.16	$78.86	$63.13	$(10.13)
Book value per share, excluding AOCI	$137.60	$138.29	$133.67	$132.33	$131.36	$6.24
Stockholders’ dividends paid	$50	$47	$48	$48	$47	$3	$145	$134	$11
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$3,094	$3,098	$2,914	$3,260	$2,825	$269	$9,106	$8,434	$672
Investment income, net of related expenses	796	759	812	682	654	142	2,367	1,893	474
Investment related gains (losses), net	58	112	302	105	66	(8)	472	(138)	610
Other revenue	95	168	91	96	98	(3)	354	264	90
Total revenues	4,043	4,137	4,119	4,143	3,643	400	12,299	10,453	1,846
Benefits and expenses:
Claims and other policy benefits	3,289	2,813	3,192	3,181	2,530	759	9,294	7,894	1,400
Interest credited	177	218	146	175	196	(19)	541	529	12
Policy acquisition costs and other insurance expenses	338	339	333	349	374	(36)	1,010	912	98
Other operating expenses	229	240	214	222	211	18	683	594	89
Interest expense	41	43	45	44	43	(2)	129	126	3
Collateral finance and securitization expense	3	2	3	3	4	(1)	8	14	(6)
Total benefits and expenses	4,077	3,655	3,933	3,974	3,358	719	11,665	10,069	1,596
Income (loss) before income taxes	(34)	482	186	169	285	(319)	634	384	250
Provision for income taxes	(12)	138	47	37	72	(84)	173	101	72
Net income (loss)	$(22)	$344	$139	$132	$213	$(235)	$461	$283	$178
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$(34)	$482	$186	$169	$285	$(319)	$634	$384	$250
Investment and derivative (gains) losses (1)	(66)	(104)	(228)	12	17	(83)	(398)	(20)	(378)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(21)	(16)	(50)	(51)	(116)	95	(87)	113	(200)
GMXB embedded derivatives (1)	37	17	(18)	(58)	29	8	36	50	(14)
Funds withheld (gains) losses - investment income	(2)	(1)	(1)	10	(1)	(1)	(4)	(6)	2
EIA embedded derivatives - interest credited	(3)	(3)	(30)	(5)	6	(9)	(36)	25	(61)
DAC offset, net	2	(2)	12	21	79	(77)	12	(29)	41
Investment (income) loss on unit-linked variable annuities	2	(2)	1	(13)	1	1	1	2	(1)
Interest credited on unit-linked variable annuities	(2)	2	(1)	13	(1)	(1)	(1)	(2)	1
Interest expense on uncertain tax positions	2	3	3	2	1	1	8	9	(1)
Non-investment derivatives and other	(4)	(15)	11	(1)	1	(5)	(8)	2	(10)
Adjusted operating income (loss) before income taxes	$(89)	$361	$(115)	$99	$301	$(390)	$157	$528	$(371)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
After-tax adjusted operating income reconciliation:
Net income (loss)	$(22)	$344	$139	$132	$213	$(235)	$461	$283	$178
Investment and derivative (gains) losses (1)	(52)	(82)	(179)	9	13	(65)	(313)	(15)	(298)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(17)	(12)	(40)	(40)	(92)	75	(69)	89	(158)
GMXB embedded derivatives (1)	29	13	(14)	(46)	23	6	28	40	(12)
Funds withheld (gains) losses - investment income	(1)	(1)	(1)	8	(1)	—	(3)	(5)	2
EIA embedded derivatives - interest credited	(2)	(2)	(24)	(4)	5	(7)	(28)	20	(48)
DAC offset, net	1	(1)	9	17	62	(61)	9	(23)	32
Investment (income) loss on unit-linked variable annuities	2	(2)	1	(11)	1	1	1	2	(1)
Interest credited on unit-linked variable annuities	(2)	2	(1)	11	(1)	(1)	(1)	(2)	1
Interest expense on uncertain tax positions	1	3	2	2	1	—	6	7	(1)
Non-investment derivatives and other	(3)	(12)	9	(1)	1	(4)	(6)	2	(8)
Uncertain tax positions and other tax related items	(9)	24	15	4	14	(23)	30	17	13
Adjusted operating income (loss)	$(75)	$274	$(84)	$81	$239	$(314)	$115	$415	$(300)

Diluted earnings per share - adjusted operating income (loss) (2)	$(1.11)	$4.00	$(1.24)	$1.19	$3.51	$(4.62)	$1.68	$6.39	$(4.71)

Foreign currency effect on (3):
Net premiums	51	124	78	35	12	39	253	(67)	320
Adjusted operating income (loss) before income taxes	(7)	10	1	3	7	(14)	4	2	2

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2021	2021	2021	2020	2020
Assets
Fixed maturity securities, available-for-sale	$59,289	$58,287	$56,426	$56,735	$54,652
Equity securities	160	147	135	132	135
Mortgage loans on real estate	6,366	6,481	6,001	5,787	5,907
Policy loans	1,234	1,254	1,253	1,258	1,259
Funds withheld at interest	7,034	7,049	5,459	5,432	5,403
Short-term investments	82	184	157	227	154
Other invested assets	3,404	2,924	2,983	2,829	2,645
Total investments	77,569	76,326	72,414	72,400	70,155
Cash and cash equivalents	3,027	3,254	3,122	3,408	3,256
Accrued investment income	574	525	546	511	547
Premiums receivable and other reinsurance balances	3,013	3,102	2,907	2,842	2,792
Reinsurance ceded receivables	2,585	1,093	1,089	983	950
Deferred policy acquisition costs	3,687	3,622	3,617	3,616	3,534
Other assets	994	1,022	1,115	896	893
Total assets	$91,449	$88,944	$84,810	$84,656	$82,127

Liabilities and stockholders’ equity
Future policy benefits	$35,666	$33,761	$33,675	$31,453	$30,331
Interest-sensitive contract liabilities	26,017	26,161	23,142	23,276	23,208
Other policy claims and benefits	7,117	6,795	7,077	6,413	6,242
Other reinsurance balances	543	531	560	598	524
Deferred income taxes	2,407	2,699	2,417	3,263	3,016
Other liabilities	3,327	2,057	1,930	1,340	1,611
Long-term debt	3,173	3,173	3,573	3,573	3,573
Collateral finance and securitization notes	314	323	346	388	408
Total liabilities	78,564	75,500	72,720	70,304	68,913

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,447	2,430	2,411	2,406	2,421
Retained earnings	8,458	8,531	8,235	8,148	8,066
Treasury stock	(1,604)	(1,559)	(1,559)	(1,562)	(1,563)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(50)	(20)	(39)	(69)	(171)
Unrealized appreciation of securities, net of income taxes	3,704	4,133	3,113	5,500	4,542
Pension and postretirement benefits, net of income taxes	(71)	(72)	(72)	(72)	(82)
Total stockholders’ equity	12,885	13,444	12,090	14,352	13,214
Total liabilities and stockholders’ equity	$91,449	$88,944	$84,810	$84,656	$82,127

Total stockholders’ equity, excluding AOCI	$9,302	$9,403	$9,088	$8,993	$8,925

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,550	$1,578	$1,419	$1,591	$1,420	$130	$4,547	$4,247	$300
Investment income, net of related expenses	245	233	207	196	180	65	685	518	167
Investment related gains (losses), net	(5)	1	6	(3)	(8)	3	2	(8)	10
Other revenue	5	4	5	2	7	(2)	14	17	(3)
Total revenues	1,795	1,816	1,637	1,786	1,599	196	5,248	4,774	474

Benefits and expenses:
Claims and other policy benefits	1,670	1,418	1,740	1,638	1,343	327	4,828	4,268	560
Interest credited	17	18	17	17	19	(2)	52	56	(4)
Policy acquisition costs and other insurance expenses	195	206	182	189	189	6	583	559	24
Other operating expenses	39	39	36	34	34	5	114	97	17
Total benefits and expenses	1,921	1,681	1,975	1,878	1,585	336	5,577	4,980	597

Income (loss) before income taxes	$(126)	$135	$(338)	$(92)	$14	$(140)	$(329)	$(206)	$(123)

Loss and expense ratios:
Claims and other policy benefits	107.7%	89.9%	122.6%	103.0%	94.6%	13.1%	106.2%	100.5%	5.7%
Policy acquisition costs and other insurance expenses	12.6%	13.1%	12.8%	11.9%	13.3%	(0.7)%	12.8%	13.2%	(0.4)%
Other operating expenses	2.5%	2.5%	2.5%	2.1%	2.4%	0.1%	2.5%	2.3%	0.2%

Foreign currency effect on (1):
Net premiums	$2	$2	$(1)	$(1)	$(1)	$3	$3	$(4)	$7
Income (loss) before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$1,550	$1,578	$1,419	$1,591	$1,420	$130	$4,547	$4,247	$300
Investment income, net of related expenses	245	233	207	196	180	65	685	518	167
Other revenue	5	4	5	2	7	(2)	14	17	(3)
Total revenues	1,800	1,815	1,631	1,789	1,607	193	5,246	4,782	464

Benefits and expenses:
Claims and other policy benefits	1,670	1,418	1,740	1,638	1,343	327	4,828	4,268	560
Interest credited	17	18	17	17	19	(2)	52	56	(4)
Policy acquisition costs and other insurance expenses	195	206	182	189	189	6	583	559	24
Other operating expenses	39	39	36	34	34	5	114	97	17
Total benefits and expenses	1,921	1,681	1,975	1,878	1,585	336	5,577	4,980	597

Adjusted operating income (loss) before income taxes	$(121)	$134	$(344)	$(89)	$22	$(143)	$(331)	$(198)	$(133)

Loss and expense ratios:
Claims and other policy benefits	107.7%	89.9%	122.6%	103.0%	94.6%	13.1%	106.2%	100.5%	5.7%
Policy acquisition costs and other insurance expenses	12.6%	13.1%	12.8%	11.9%	13.3%	(0.7)%	12.8%	13.2%	(0.4)%
Other operating expenses	2.5%	2.5%	2.5%	2.1%	2.4%	0.1%	2.5%	2.3%	0.2%

Foreign currency effect on (1):
Net premiums	$2	$2	$(1)	$(1)	$(1)	$3	$3	$(4)	$7
Adjusted operating income (loss) before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$14	$15	$13	$13	$13	$1	$42	$40	$2
Investment income, net of related expenses	290	276	257	248	272	18	823	746	77
Investment related gains (losses), net	12	30	(6)	47	59	(47)	36	(86)	122
Other revenue	31	85	26	25	26	5	142	78	64
Total revenues	347	406	290	333	370	(23)	1,043	778	265

Benefits and expenses:
Claims and other policy benefits	48	21	60	49	50	(2)	129	152	(23)
Interest credited	149	182	114	132	163	(14)	445	431	14
Policy acquisition costs and other insurance expenses	34	32	47	50	99	(65)	113	68	45
Other operating expenses	10	8	9	6	8	2	27	22	5
Total benefits and expenses	241	243	230	237	320	(79)	714	673	41

Income before income taxes	$106	$163	$60	$96	$50	$56	$329	$105	$224

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$14	$15	$13	$13	$13	$1	$42	$40	$2
Investment income, net of related expenses	290	274	258	253	273	17	822	745	77
Other revenue	31	85	26	25	26	5	142	75	67
Total revenues	335	374	297	291	312	23	1,006	860	146

Benefits and expenses:
Claims and other policy benefits	48	21	60	49	50	(2)	129	152	(23)
Interest credited	152	185	144	137	157	(5)	481	406	75
Policy acquisition costs and other insurance expenses	32	34	35	29	20	12	101	97	4
Other operating expenses	10	8	9	6	8	2	27	22	5
Total benefits and expenses	242	248	248	221	235	7	738	677	61

Adjusted operating income before income taxes	$93	$126	$49	$70	$77	$16	$268	$183	$85

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2021	2021	2021	2020	2020
Annuity account values:
Fixed annuities (deferred)	$11,997	$13,687	$10,659	$10,773	$10,848

Net interest spread (fixed annuities)	1.7%	1.2%	1.3%	1.6%	1.3%

Equity-indexed annuities	$3,293	$3,343	$3,391	$3,480	$3,530

Variable annuities account values
No riders	$827	$834	$823	$665	$775
GMDB only	968	949	901	872	831
GMIB only	25	25	24	24	22
GMAB only	3	4	4	4	3
GMWB only	1,110	1,145	1,116	1,132	1,046
GMDB / WB	261	271	265	275	252
Other	19	19	18	18	17
Total variable annuities account values	$3,213	$3,247	$3,151	$2,990	$2,946

Fair value of liabilities associated with living benefit riders	$191	$154	$136	$155	$213

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$827	$973	$973	$1,015	$989

Bank-owned life insurance (BOLI)	$2,480	$2,471	$2,463	$2,460	$2,450

Other asset-intensive business	$117	$119	$123	$124	$125

Future policy benefits associated with:

Payout annuities	$4,329	$4,393	$4,477	$4,532	$4,593

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$1	$—	$1	$1	$1	$—	$2	$4	$(2)
Other revenue	26	27	27	25	28	(2)	80	79	1
Total revenues	27	27	28	26	29	(2)	82	83	(1)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	2	1	2	—	4	4	—
Other operating expenses	3	4	3	2	3	—	10	8	2
Total benefits and expenses	5	4	5	3	5	—	14	12	2

Income before income taxes	$22	$23	$23	$23	$24	$(2)	$68	$71	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$1	$—	$1	$1	$1	$—	$2	$4	$(2)
Other revenue	26	27	27	25	28	(2)	80	79	1
Total revenues	27	27	28	26	29	(2)	82	83	(1)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	2	1	2	—	4	4	—
Other operating expenses	3	4	3	2	3	—	10	8	2
Total benefits and expenses	5	4	5	3	5	—	14	12	2

Adjusted operating income before income taxes	$22	$23	$23	$23	$24	$(2)	$68	$71	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$289	$301	$280	$284	$254	$35	$870	$768	$102
Investment income, net of related expenses	65	63	60	56	52	13	188	151	37
Investment related gains (losses), net	1	—	2	4	2	(1)	3	(4)	7
Other revenue	(1)	2	1	—	1	(2)	2	1	1
Total revenues	354	366	343	344	309	45	1,063	916	147

Benefits and expenses:
Claims and other policy benefits	255	277	266	248	225	30	798	661	137
Policy acquisition costs and other insurance expenses	46	46	45	49	44	2	137	131	6
Other operating expenses	9	11	8	10	10	(1)	28	27	1
Total benefits and expenses	310	334	319	307	279	31	963	819	144

Income before income taxes	$44	$32	$24	$37	$30	$14	$100	$97	$3

Loss and expense ratios:
Claims and other policy benefits	88.2%	92.0%	95.0%	87.3%	88.6%	(0.4)%	91.7%	86.1%	5.6%
Policy acquisition costs and other insurance expenses	15.9%	15.3%	16.1%	17.3%	17.3%	(1.4)%	15.7%	17.1%	(1.4)%
Other operating expenses	3.1%	3.7%	2.9%	3.5%	3.9%	(0.8)%	3.2%	3.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$16	$34	$16	$4	$(2)	$18	$66	$(14)	$80
Income before income taxes	$3	$3	$—	$1	$—	$3	$6	$(1)	$7

Creditor reinsurance net premiums	$19	$19	$17	$16	$18	$1	$55	$49	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$289	$301	$280	$284	$254	$35	$870	$768	$102
Investment income, net of related expenses	65	64	59	56	51	14	188	150	38
Investment related gains, net	1	1	2	2	2	(1)	4	5	(1)
Other revenue	(1)	2	1	—	1	(2)	2	1	1
Total revenues	354	368	342	342	308	46	1,064	924	140

Benefits and expenses:
Claims and other policy benefits	255	277	266	248	225	30	798	661	137
Policy acquisition costs and other insurance expenses	46	46	45	49	44	2	137	131	6
Other operating expenses	9	11	8	10	10	(1)	28	27	1
Total benefits and expenses	310	334	319	307	279	31	963	819	144

Adjusted operating income before income taxes	$44	$34	$23	$35	$29	$15	$101	$105	$(4)

Loss and expense ratios:
Claims and other policy benefits	88.2%	92.0%	95.0%	87.3%	88.6%	(0.4)%	91.7%	86.1%	5.6%
Policy acquisition costs and other insurance expenses	15.9%	15.3%	16.1%	17.3%	17.3%	(1.4)%	15.7%	17.1%	(1.4)%
Other operating expenses	3.1%	3.7%	2.9%	3.5%	3.9%	(0.8)%	3.2%	3.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$16	$34	$16	$4	$(2)	$18	$66	$(14)	$80
Adjusted operating income before income taxes	$3	$3	$—	$1	$—	$3	$6	$(1)	$7

Creditor reinsurance net premiums	$19	$19	$17	$16	$18	$1	$55	$49	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$22	$23	$23	$21	$21	$1	$68	$62	$6
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	3	3	3	2	2	1	9	6	3
Total revenues	25	26	26	23	23	2	77	69	8

Benefits and expenses:
Claims and other policy benefits	23	21	18	14	17	6	62	54	8
Policy acquisition costs and other insurance expenses	1	1	—	—	—	1	2	1	1
Other operating expenses	1	—	2	1	—	1	3	1	2
Total benefits and expenses	25	22	20	15	17	8	67	56	11

Income before income taxes	$—	$4	$6	$8	$6	$(6)	$10	$13	$(3)

Foreign currency effect on (2):
Net premiums	$1	$3	$1	$—	$—	$1	$5	$(1)	$6
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$22	$23	$23	$21	$21	$1	$68	$62	$6
Investment income, net of related expenses	—	—	—	—	—	—	—	1	(1)
Other revenue	3	3	3	2	2	1	9	6	3
Total revenues	25	26	26	23	23	2	77	69	8

Benefits and expenses:
Claims and other policy benefits	23	21	18	14	17	6	62	54	8
Policy acquisition costs and other insurance expenses	1	1	—	—	—	1	2	1	1
Other operating expenses	1	—	2	1	—	1	3	1	2
Total benefits and expenses	25	22	20	15	17	8	67	56	11

Adjusted operating income before income taxes	$—	$4	$6	$8	$6	$(6)	$10	$13	$(3)

Foreign currency effect on (2):
Net premiums	$1	$3	$1	$—	$—	$1	$5	$(1)	$6
Adjusted operating income before income taxes	$—	$1	$—	$—	$—	$—	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$432	$433	$438	$442	$371	$61	$1,303	$1,113	$190
Investment income, net of related expenses	22	24	20	17	18	4	66	55	11
Other revenue	—	2	(1)	6	1	(1)	1	—	1
Total revenues	454	459	457	465	390	64	1,370	1,168	202

Benefits and expenses:
Claims and other policy benefits	482	414	469	423	331	151	1,365	966	399
Policy acquisition costs and other insurance expenses	35	27	29	29	28	7	91	90	1
Other operating expenses	28	30	27	26	24	4	85	72	13
Total benefits and expenses	545	471	525	478	383	162	1,541	1,128	413

Income (loss) before income taxes	$(91)	$(12)	$(68)	$(13)	$7	$(98)	$(171)	$40	$(211)

Loss and expense ratios:
Claims and other policy benefits	111.6%	95.6%	107.1%	95.7%	89.2%	22.4%	104.8%	86.8%	18.0%
Policy acquisition costs and other insurance expenses	8.1%	6.2%	6.6%	6.6%	7.5%	0.6%	7.0%	8.1%	(1.1)%
Other operating expenses	6.5%	6.9%	6.2%	5.9%	6.5%	—%	6.5%	6.5%	—%

Foreign currency effect on (1):
Net premiums	$22	$47	$26	$8	$6	$16	$95	$(27)	$122
Income (loss) before income taxes	$(14)	$(4)	$(5)	$2	$2	$(16)	$(23)	$1	$(24)

Critical illness net premiums	$46	$44	$42	$43	$43	$3	$132	$125	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$432	$433	$438	$442	$371	$61	$1,303	$1,113	$190
Investment income, net of related expenses	22	24	20	17	18	4	66	55	11
Other revenue	—	2	(1)	6	1	(1)	1	—	1
Total revenues	454	459	457	465	390	64	1,370	1,168	202

Benefits and expenses:
Claims and other policy benefits	482	414	469	423	331	151	1,365	966	399
Policy acquisition costs and other insurance expenses	35	27	29	29	28	7	91	90	1
Other operating expenses	28	30	27	26	24	4	85	72	13
Total benefits and expenses	545	471	525	478	383	162	1,541	1,128	413

Adjusted operating income (loss) before income taxes	$(91)	$(12)	$(68)	$(13)	$7	$(98)	$(171)	$40	$(211)

Loss and expense ratios:
Claims and other policy benefits	111.6%	95.6%	107.1%	95.7%	89.2%	22.4%	104.8%	86.8%	18.0%
Policy acquisition costs and other insurance expenses	8.1%	6.2%	6.6%	6.6%	7.5%	0.6%	7.0%	8.1%	(1.1)%
Other operating expenses	6.5%	6.9%	6.2%	5.9%	6.5%	—%	6.5%	6.5%	—%

Foreign currency effect on (1):
Net premiums	$22	$47	$26	$8	$6	$16	$95	$(27)	$122
Adjusted operating income (loss) before income taxes	$(14)	$(4)	$(5)	$2	$2	$(16)	$(23)	$1	$(24)

Critical illness net premiums	$46	$44	$42	$43	$43	$3	$132	$125	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$96	$84	$79	$84	$58	$38	$259	$168	$91
Investment income, net of related expenses	51	50	48	58	46	5	149	135	14
Investment related gains, net	23	2	16	1	4	19	41	14	27
Other revenue	4	3	3	4	2	2	10	7	3
Total revenues	174	139	146	147	110	64	459	324	135

Benefits and expenses:
Claims and other policy benefits	77	42	75	81	5	72	194	71	123
Interest credited	(2)	2	(1)	13	(1)	(1)	(1)	(2)	1
Policy acquisition costs and other insurance expenses	2	1	2	1	1	1	5	3	2
Other operating expenses	12	11	10	14	13	(1)	33	32	1
Total benefits and expenses	89	56	86	109	18	71	231	104	127

Income before income taxes	$85	$83	$60	$38	$92	$(7)	$228	$220	$8

Foreign currency effect on (2):
Net premiums	$5	$9	$6	$3	$2	$3	$20	$(1)	$21
Income before income taxes	$5	$10	$5	$—	$4	$1	$20	$1	$19

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$96	$84	$79	$84	$58	$38	$259	$168	$91
Investment income, net of related expenses	51	48	48	50	46	5	147	133	14
Investment related gains (losses), net	2	2	(1)	(1)	(1)	3	3	(1)	4
Other revenue	4	3	3	4	2	2	10	7	3
Total revenues	153	137	129	137	105	48	419	307	112

Benefits and expenses:
Claims and other policy benefits	77	42	75	81	5	72	194	71	123
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	2	1	2	1	1	1	5	3	2
Other operating expenses	12	11	10	14	13	(1)	33	32	1
Total benefits and expenses	91	54	87	96	19	72	232	106	126

Adjusted operating income before income taxes	$62	$83	$42	$41	$86	$(24)	$187	$201	$(14)

Foreign currency effect on (2):
Net premiums	$5	$9	$6	$3	$2	$3	$20	$(1)	$21
Adjusted operating income before income taxes	$4	$9	$4	$1	$4	$—	$17	$1	$16

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$626	$616	$609	$785	$653	$(27)	$1,851	$1,896	$(45)
Investment income, net of related expenses	33	34	33	31	22	11	100	76	24
Investment related gains (losses), net	—	—	(1)	3	—	—	(1)	—	(1)
Other revenue	4	3	6	4	5	(1)	13	11	2
Total revenues	663	653	647	823	680	(17)	1,963	1,983	(20)

Benefits and expenses:
Claims and other policy benefits	682	578	518	699	525	157	1,778	1,594	184
Policy acquisition costs and other insurance expenses	31	41	43	51	33	(2)	115	116	(1)
Other operating expenses	46	46	45	48	44	2	137	124	13
Total benefits and expenses	759	665	606	798	602	157	2,030	1,834	196

Income (loss) before income taxes	$(96)	$(12)	$41	$25	$78	$(174)	$(67)	$149	$(216)

Loss and expense ratios:
Claims and other policy benefits	108.9%	93.8%	85.1%	89.0%	80.4%	28.5%	96.1%	84.1%	12.0%
Policy acquisition costs and other insurance expenses	5.0%	6.7%	7.1%	6.5%	5.1%	(0.1)%	6.2%	6.1%	0.1%
Other operating expenses	7.3%	7.5%	7.4%	6.1%	6.7%	0.6%	7.4%	6.5%	0.9%

Foreign currency effect on (1):
Net premiums	$6	$30	$29	$20	$6	$—	$65	$(22)	$87
Income (loss) before income taxes	$—	$(1)	$1	$(1)	$1	$(1)	$—	$2	$(2)

Critical illness net premiums	$306	$282	$269	$379	$294	$12	$857	$796	$61

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$626	$616	$609	$785	$653	$(27)	$1,851	$1,896	$(45)
Investment income, net of related expenses	33	34	33	31	22	11	100	76	24
Investment related gains (losses), net	—	—	(1)	3	—	—	(1)	—	(1)
Other revenue	4	3	6	4	5	(1)	13	11	2
Total revenues	663	653	647	823	680	(17)	1,963	1,983	(20)

Benefits and expenses:
Claims and other policy benefits	682	578	518	699	525	157	1,778	1,594	184
Policy acquisition costs and other insurance expenses	31	41	43	51	33	(2)	115	116	(1)
Other operating expenses	46	46	45	48	44	2	137	124	13
Total benefits and expenses	759	665	606	798	602	157	2,030	1,834	196

Adjusted operating income (loss) before income taxes	$(96)	$(12)	$41	$25	$78	$(174)	$(67)	$149	$(216)

Loss and expense ratios:
Claims and other policy benefits	108.9%	93.8%	85.1%	89.0%	80.4%	28.5%	96.1%	84.1%	12.0%
Policy acquisition costs and other insurance expenses	5.0%	6.7%	7.1%	6.5%	5.1%	(0.1)%	6.2%	6.1%	0.1%
Other operating expenses	7.3%	7.5%	7.4%	6.1%	6.7%	0.6%	7.4%	6.5%	0.9%

Foreign currency effect on (1):
Net premiums	$6	$30	$29	$20	$6	$—	$65	$(22)	$87
Adjusted operating income (loss) before income taxes	$—	$(1)	$1	$(1)	$1	$(1)	$—	$2	$(2)

Critical illness net premiums	$306	$282	$269	$379	$294	$12	$857	$796	$61

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$65	$48	$53	$40	$35	$30	$166	$140	$26
Investment income, net of related expenses	37	31	28	25	22	15	96	60	36
Investment related gains (losses), net	(15)	15	12	28	—	(15)	12	(18)	30
Other revenue	8	10	11	7	9	(1)	29	27	2
Total revenues	95	104	104	100	66	29	303	209	94

Benefits and expenses:
Claims and other policy benefits	52	42	46	30	33	19	140	127	13
Interest credited	12	15	15	12	13	(1)	42	37	5
Policy acquisition costs and other insurance expenses	19	11	11	7	5	14	41	24	17
Other operating expenses	6	5	4	3	5	1	15	10	5
Total benefits and expenses	89	73	76	52	56	33	238	198	40

Income before income taxes	$6	$31	$28	$48	$10	$(4)	$65	$11	$54

Foreign currency effect on (2):
Net premiums	$(1)	$(1)	$1	$1	$1	$(2)	$(1)	$2	$(3)
Income before income taxes	$—	$—	$1	$2	$1	$(1)	$1	$2	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Net premiums	$65	$48	$53	$40	$35	$30	$166	$140	$26
Investment income, net of related expenses	37	31	28	25	22	15	96	60	36
Investment related gains (losses), net	4	4	3	3	(1)	5	11	2	9
Other revenue	8	10	11	7	9	(1)	29	27	2
Total revenues	114	93	95	75	65	49	302	229	73

Benefits and expenses:
Claims and other policy benefits	52	42	46	30	33	19	140	127	13
Interest credited	12	15	15	12	13	(1)	42	37	5
Policy acquisition costs and other insurance expenses	19	11	11	7	5	14	41	24	17
Other operating expenses	6	5	4	3	5	1	15	10	5
Total benefits and expenses	89	73	76	52	56	33	238	198	40

Adjusted operating income before income taxes	$25	$20	$19	$23	$9	$16	$64	$31	$33

Foreign currency effect on (2):
Net premiums	$(1)	$(1)	$1	$1	$1	$(2)	$(1)	$2	$(3)
Adjusted operating income before income taxes	$—	$—	$—	$1	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$52	$48	$158	$50	$41	$11	$258	$147	$111
Investment related gains (losses), net	42	64	273	25	9	33	379	(36)	415
Other revenue	15	29	10	21	17	(2)	54	38	16
Total revenues	109	141	441	96	67	42	691	149	542

Benefits and expenses:
Claims and other policy benefits	—	—	—	(1)	1	(1)	—	1	(1)
Interest credited	1	1	1	1	2	(1)	3	7	(4)
Policy acquisition costs and other insurance income	(27)	(26)	(28)	(28)	(27)	—	(81)	(84)	3
Other operating expenses	75	86	70	78	70	5	231	201	30
Interest expense	41	43	45	44	43	(2)	129	126	3
Collateral finance and securitization expense	3	2	3	3	4	(1)	8	14	(6)
Total benefits and expenses	93	106	91	97	93	—	290	265	25

Income (loss) before income taxes	$16	$35	$350	$(1)	$(26)	$42	$401	$(116)	$517

Foreign currency effect on (1):
Income (loss) before income taxes	$2	$6	$2	$1	$(1)	$3	$10	$—	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Revenues:
Investment income, net of related expenses	$52	$48	$158	$50	$41	$11	$258	$147	$111
Investment related gains (losses), net	1	2	3	1	(4)	5	6	(1)	7
Other revenue	11	14	21	20	18	(7)	46	43	3
Total revenues	64	64	182	71	55	9	310	189	121

Benefits and expenses:
Claims and other policy benefits	—	—	—	(1)	1	(1)	—	1	(1)
Interest credited	1	1	1	1	2	(1)	3	7	(4)
Policy acquisition costs and other insurance income	(27)	(26)	(28)	(28)	(27)	—	(81)	(84)	3
Other operating expenses	75	86	70	78	70	5	231	201	30
Interest expense	39	40	42	42	42	(3)	121	117	4
Collateral finance and securitization expense	3	2	3	3	4	(1)	8	14	(6)
Total benefits and expenses	91	103	88	95	92	(1)	282	256	26

Adjusted operating income (loss) before income taxes	$(27)	$(39)	$94	$(24)	$(37)	$10	$28	$(67)	$95

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$1	$2	$1	$(1)	$—	$1	$4	$(1)	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
U.S. and Latin America:
Traditional	$(126)	$135	$(338)	$(92)	$14	$(140)	$(329)	$(206)	$(123)
Financial Solutions:
Asset Intensive	106	163	60	96	50	56	329	105	224
Capital Solutions	22	23	23	23	24	(2)	68	71	(3)
Total U.S. and Latin America	2	321	(255)	27	88	(86)	68	(30)	98
Canada:
Traditional	44	32	24	37	30	14	100	97	3
Financial Solutions	—	4	6	8	6	(6)	10	13	(3)
Total Canada	44	36	30	45	36	8	110	110	—
Europe, Middle East and Africa:
Traditional	(91)	(12)	(68)	(13)	7	(98)	(171)	40	(211)
Financial Solutions	85	83	60	38	92	(7)	228	220	8
Total Europe, Middle East and Africa	(6)	71	(8)	25	99	(105)	57	260	(203)
Asia Pacific:
Traditional	(96)	(12)	41	25	78	(174)	(67)	149	(216)
Financial Solutions	6	31	28	48	10	(4)	65	11	54
Total Asia Pacific	(90)	19	69	73	88	(178)	(2)	160	(162)
Corporate and Other	16	35	350	(1)	(26)	42	401	(116)	517
Consolidated income (loss) before income taxes	$(34)	$482	$186	$169	$285	$(319)	$634	$384	$250

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020		2021	2020	Change
U.S. and Latin America:
Traditional	$(121)	$134	$(344)	$(89)	$22	$(143)	$(331)	$(198)	$(133)
Financial Solutions:
Asset Intensive	93	126	49	70	77	16	268	183	85
Capital Solutions	22	23	23	23	24	(2)	68	71	(3)
Total U.S. and Latin America	(6)	283	(272)	4	123	(129)	5	56	(51)
Canada:
Traditional	44	34	23	35	29	15	101	105	(4)
Financial Solutions	—	4	6	8	6	(6)	10	13	(3)
Total Canada	44	38	29	43	35	9	111	118	(7)
Europe, Middle East and Africa:
Traditional	(91)	(12)	(68)	(13)	7	(98)	(171)	40	(211)
Financial Solutions	62	83	42	41	86	(24)	187	201	(14)
Total Europe, Middle East and Africa	(29)	71	(26)	28	93	(122)	16	241	(225)
Asia Pacific:
Traditional	(96)	(12)	41	25	78	(174)	(67)	149	(216)
Financial Solutions	25	20	19	23	9	16	64	31	33
Total Asia Pacific	(71)	8	60	48	87	(158)	(3)	180	(183)
Corporate and Other	(27)	(39)	94	(24)	(37)	10	28	(67)	95
Consolidated adjusted operating income (loss) before income taxes	$(89)	$361	$(115)	$99	$301	$(390)	$157	$528	$(371)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2021	2021	2021	2020	2020
Fixed maturity securities, available-for-sale (1)	$59,289	$58,287	$56,426	$56,735	$54,652
Equity securities	160	147	135	132	135
Mortgage loans on real estate	6,366	6,481	6,001	5,787	5,907
Policy loans	1,234	1,254	1,253	1,258	1,259
Funds withheld at interest	7,034	7,049	5,459	5,432	5,403
Short-term investments	82	184	157	227	154
Other invested assets	3,404	2,924	2,983	2,829	2,645
Cash and cash equivalents	3,027	3,254	3,122	3,408	3,256
Total cash and invested assets	$80,596	$79,580	$75,536	$75,808	$73,411

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020		2021	2020	Change
Average invested assets at amortized cost (1)	$33,361	$33,587	$33,367	$32,699	$32,148	$1,213	$33,021	$30,468	$2,553
Net investment income (1)	$405	$383	$463	$337	$290	$115	$1,251	$894	$357
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.95%	4.64%	5.67%	4.20%	3.66%	129 bps	5.08%	3.93%	115 bps
Variable investment income ("VII") (included in net investment income) (1)	$102	$78	$162	$37	$8	$94	$342	$27	$315
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	3.85%	3.84%	3.79%	3.88%	3.69%	16 bps	3.83%	3.95%	(12) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	September 30, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$34,331	$12	$3,196	$186	$37,329	62.9%
Canadian government	3,280	—	1,447	3	4,724	8.0%
RMBS	1,165	—	50	6	1,209	2.0%
ABS	3,763	—	39	23	3,779	6.4%
CMBS	1,795	1	89	6	1,877	3.2%
U.S. government	1,450	—	31	21	1,460	2.5%
State and political subdivisions	1,197	—	139	5	1,331	2.2%
Other foreign government	7,366	4	294	76	7,580	12.8%
Total fixed maturity securities	$54,347	$17	$5,285	$326	$59,289	100.0%

	December 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$31,963	$17	$4,356	$94	$36,208	63.9%
Canadian government	3,145	—	1,995	—	5,140	9.1%
RMBS	1,735	—	84	2	1,817	3.2%
ABS	3,099	—	35	42	3,092	5.4%
CMBS	1,790	3	102	21	1,868	3.3%
U.S. government	1,242	—	196	1	1,437	2.5%
State and political subdivisions	1,237	—	157	4	1,390	2.4%
Other foreign government	5,337	—	479	33	5,783	10.2%
Total fixed maturity securities	$49,548	$20	$7,404	$197	$56,735	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2021				December 31, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,608	$6,043	16.2%	A-	$5,657	$6,285	17.5%	A-
Brokerage/asset managers/exchanges	999	1,080	2.9%	A-	887	993	2.7%	A-
Finance companies	276	287	0.8%	BBB+	314	334	0.9%	BBB
Insurance	3,913	4,337	11.6%	A-	3,532	4,046	11.2%	A-
REITs	927	968	2.6%	BBB+	707	773	2.1%	BBB+
Other finance	934	978	2.6%	A-	688	805	2.2%	A-
Total financial institutions	$12,657	$13,693	36.7%		$11,785	$13,236	36.6%
Industrials
Basic	$2,008	$2,254	5.9%	BBB	$1,927	$2,258	6.2%	BBB
Capital goods	1,627	1,739	4.7%	BBB	1,513	1,662	4.6%	BBB
Communications	2,336	2,601	7.0%	BBB	2,355	2,770	7.7%	BBB+
Consumer cyclical	1,749	1,891	5.1%	BBB+	1,687	1,888	5.2%	BBB+
Consumer noncyclical	3,747	4,105	10.9%	BBB+	3,313	3,815	10.5%	BBB+
Energy	1,930	2,129	5.7%	BBB+	1,753	1,976	5.5%	BBB
Technology	1,308	1,363	3.7%	BBB+	1,138	1,243	3.4%	BBB+
Transportation	2,045	2,190	5.9%	BBB+	2,002	2,194	6.1%	BBB+
Other industrial	773	808	2.2%	BBB	586	629	1.7%	BBB
Total industrials	$17,523	$19,080	51.1%		$16,274	$18,435	50.9%
Utilities
Electric	$3,185	$3,499	9.3%	A-	$3,013	$3,480	9.6%	A-
Natural gas	536	581	1.6%	BBB+	476	560	1.5%	BBB+
Other utility	430	476	1.3%	BBB+	415	497	1.4%	BBB+
Total utilities	$4,151	$4,556	12.2%		$3,904	$4,537	12.5%
Total	$34,331	$37,329	100.0%	BBB+	$31,963	$36,208	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2021			June 30, 2021			March 31, 2021			December 31, 2020			September 30, 2020
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$32,444	$35,554	60.0%	$31,394	$34,862	59.8%	$31,323	$34,096	60.4%	$29,770	$34,589	60.9%	$29,950	$34,406	62.9%
2	BBB	18,025	19,814	33.4%	17,948	19,896	34.1%	17,402	18,799	33.3%	16,440	18,751	33.1%	15,822	17,421	31.9%
3	BB	2,868	2,952	5.0%	2,575	2,683	4.6%	2,622	2,704	4.8%	2,480	2,588	4.6%	2,103	2,118	3.9%
4	B	832	822	1.4%	686	678	1.2%	695	669	1.2%	713	697	1.2%	668	641	1.2%
5	CCC	161	137	0.2%	179	159	0.3%	170	145	0.3%	131	102	0.2%	108	59	0.1%
6	In or near default	17	10	—%	15	9	—%	17	13	—%	14	8	—%	10	7	—%
	Total	$54,347	$59,289	100.0%	$52,797	$58,287	100.0%	$52,229	$56,426	100.0%	$49,548	$56,735	100.0%	$48,661	$54,652	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.
All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2021			June 30, 2021			March 31, 2021			December 31, 2020			September 30, 2020
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$594	$631	9.2%	$623	$667	9.9%	$659	$701	10.7%	$686	$744	11.0%	$696	$763	11.0%
Non-agency	571	578	8.4%	700	710	10.5%	877	890	13.4%	1,049	1,073	15.8%	1,231	1,264	18.4%
Total RMBS	1,165	1,209	17.6%	1,323	1,377	20.4%	1,536	1,591	24.1%	1,735	1,817	26.8%	1,927	2,027	29.4%
ABS:
Collateralized loan obligations ("CLOs")	1,841	1,838	26.8%	1,722	1,720	25.6%	1,603	1,593	24.2%	1,707	1,689	24.9%	1,607	1,563	22.7%
ABS, excluding CLOs	1,922	1,941	28.3%	1,745	1,762	26.2%	1,553	1,558	23.7%	1,392	1,403	20.7%	1,359	1,359	19.8%
Total ABS	3,763	3,779	55.1%	3,467	3,482	51.8%	3,156	3,151	47.9%	3,099	3,092	45.6%	2,966	2,922	42.5%
CMBS	1,795	1,877	27.3%	1,774	1,869	27.8%	1,774	1,840	28.0%	1,790	1,868	27.6%	1,871	1,930	28.1%
Total	$6,723	$6,865	100.0%	$6,564	$6,728	100.0%	$6,466	$6,582	100.0%	$6,624	$6,777	100.0%	$6,764	$6,879	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$266	81.6%	$213	79.8%	$427	87.2%	$133	67.5%	$276	74.6%
20% or more for less than six months	11	3.4%	2	0.7%	28	5.7%	42	21.3%	34	9.2%
20% or more for six months or greater	49	15.0%	52	19.5%	35	7.1%	22	11.2%	60	16.2%
Total	$326	100.0%	$267	100.0%	$490	100.0%	$197	100.0%	$370	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of September 30, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$3,789	$107	$348	$18	$4,137	$125
Canadian government	45	3	—	—	45	3
RMBS	143	3	86	3	229	6
ABS	935	6	668	5	1,603	11
CMBS	75	1	20	1	95	2
U.S. government	724	21	—	—	724	21
State and political subdivisions	110	2	36	3	146	5
Other foreign government	2,046	41	561	24	2,607	65
Total investment grade securities	$7,867	$184	$1,719	$54	$9,586	$238

Below investment grade securities:
Corporate	$506	$30	$106	$31	$612	$61
ABS	—	—	14	12	14	12
CMBS	—	—	33	4	33	4
Other foreign government	135	7	35	4	170	11
Total below investment grade securities	$641	$37	$188	$51	$829	$88
Total fixed maturity securities	$8,508	$221	$1,907	$105	$10,415	$326

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$930	$29	$70	$5	$1,000	$34
Canadian government	—	—	—	—	—	—
RMBS	294	2	—	—	294	2
ABS	1,096	17	570	11	1,666	28
CMBS	160	6	—	—	160	6
U.S. government	27	1	—	—	27	1
State and political subdivisions	66	1	16	3	82	4
Other foreign government	973	27	—	—	973	27
Total investment grade securities	$3,546	$83	$656	$19	$4,202	$102

Below investment grade securities:
Corporate	$375	$49	$81	$11	$456	$60
ABS	20	13	4	1	24	14
CMBS	91	15	—	—	91	15
Other foreign government	36	3	28	3	64	6
Total below investment grade securities	$522	$80	$113	$15	$635	$95
Total fixed maturity securities	$4,068	$163	$769	$34	$4,837	$197

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020		2021	2020	Change
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses	$(1)	$5	$(2)	$—	$13	$(14)	$2	$(21)	$23
Gains on investment activity	45	53	167	25	16	29	265	89	176
Losses on investment activity	(9)	(30)	(13)	(6)	(22)	13	(52)	(76)	24
Net gains (losses) on fixed maturity securities available-for-sale	35	28	152	19	7	28	215	(8)	223

Net gains (losses) on equity securities	8	20	3	(4)	4	4	31	(11)	42
Other impairment losses and change in mortgage loan allowance for credit losses	4	3	18	(2)	(19)	23	25	(54)	79
Change in fair value of certain limited partnership investments and other, net	27	32	111	3	4	23	170	21	149

Free-standing derivatives:
Interest rate swaps - non-hedged	(4)	33	(70)	(22)	(11)	7	(41)	98	(139)
Financial futures	—	(9)	(10)	(28)	(15)	15	(19)	(19)	—
Foreign currency swaps - non-hedged	3	3	9	(1)	4	(1)	15	(6)	21
Foreign currency swaps - hedged	—	—	1	3	1	(1)	1	(5)	6
Foreign currency forwards - non-hedged	(2)	(1)	(8)	3	4	(6)	(11)	2	(13)
CPI swaps	12	3	18	19	11	1	33	(3)	36
Credit default swaps	(12)	12	20	22	1	(13)	20	(6)	26
Equity options	3	(11)	(10)	(16)	(12)	15	(18)	16	(34)
Total free-standing derivatives	—	30	(50)	(20)	(17)	17	(20)	77	(97)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	21	16	50	51	116	(95)	87	(113)	200
GMXB	(37)	(17)	18	58	(29)	(8)	(36)	(50)	14
Total embedded derivatives	(16)	(1)	68	109	87	(103)	51	(163)	214

Net gains (losses) on total derivatives	(16)	29	18	89	70	(86)	31	(86)	117

Total investment related gains (losses), net	$58	$112	$302	$105	$66	$(8)	$472	$(138)	$610

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$(126)	$135	$(338)	$(92)	$14	$(140)	$(329)	$(206)	$(123)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	5	(1)	(6)	3	8	(3)	(2)	8	(10)
Adjusted operating income (loss) before income taxes	$(121)	$134	$(344)	$(89)	$22	$(143)	$(331)	$(198)	$(133)

U.S. & Latin America Asset-Intensive
Income before income taxes	$106	$163	$60	$96	$50	$56	$329	$105	$224
Investment and derivative (gains) losses (1)	(23)	(32)	68	65	36	(59)	13	(69)	82
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(26)	(15)	(44)	(54)	(124)	98	(85)	105	(190)
GMXB embedded derivatives (1)	37	17	(18)	(58)	29	8	36	50	(14)
Funds withheld (gains) losses - investment income	—	(2)	1	5	1	(1)	(1)	(1)	—
EIA embedded derivatives - interest credited	(3)	(3)	(30)	(5)	6	(9)	(36)	25	(61)
DAC offset, net	2	(2)	12	21	79	(77)	12	(29)	41
Non-investment derivatives and other	—	—	—	—	—	—	—	(3)	3
Adjusted operating income before income taxes	$93	$126	$49	$70	$77	$16	$268	$183	$85

U.S. & Latin America Capital Solutions
Income before income taxes	$22	$23	$23	$23	$24	$(2)	$68	$71	$(3)
Adjusted operating income before income taxes	$22	$23	$23	$23	$24	$(2)	$68	$71	$(3)

Canada Traditional
Income before income taxes	$44	$32	$24	$37	$30	$14	$100	$97	$3
Investment and derivative (gains) losses (1)	—	1	—	(2)	—	—	1	9	(8)
Investment income - non-operating FWAI	—	1	(1)	—	(1)	1	—	(1)	1
Adjusted operating income before income taxes	$44	$34	$23	$35	$29	$15	$101	$105	$(4)

Canada Financial Solutions
Income before income taxes	$—	$4	$6	$8	$6	$(6)	$10	$13	$(3)
Adjusted operating income before income taxes	$—	$4	$6	$8	$6	$(6)	$10	$13	$(3)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2021	2021	2021	2020	2020	Quarter	2021	2020	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(91)	$(12)	$(68)	$(13)	$7	$(98)	$(171)	$40	$(211)
Adjusted operating income (loss) before income taxes	$(91)	$(12)	$(68)	$(13)	$7	$(98)	$(171)	$40	$(211)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$85	$83	$60	$38	$92	$(7)	$228	$220	$8
Investment and derivative losses (1)	(21)	—	(17)	(2)	(5)	(16)	(38)	(15)	(23)
Investment income - non-operating FWAI	(2)	—	(1)	5	(1)	(1)	(3)	(4)	1
Investment (income) loss on unit-linked variable annuities	2	(2)	1	(13)	1	1	1	2	(1)
Interest credited on unit-linked variable annuities	(2)	2	(1)	13	(1)	(1)	(1)	(2)	1
Adjusted operating income before income taxes	$62	$83	$42	$41	$86	$(24)	$187	$201	$(14)

Asia Pacific Traditional
Income (loss) before income taxes	$(96)	$(12)	$41	$25	$78	$(174)	$(67)	$149	$(216)
Adjusted operating income (loss) before income taxes	$(96)	$(12)	$41	$25	$78	$(174)	$(67)	$149	$(216)

Asia Pacific Financial Solutions
Income before income taxes	$6	$31	$28	$48	$10	$(4)	$65	$11	$54
Investment and derivative (gains) losses (1)	19	(11)	(9)	(25)	(1)	20	(1)	20	(21)
Adjusted operating income before income taxes	$25	$20	$19	$23	$9	$16	$64	$31	$33

Corporate and Other
Income (loss) before income taxes	$16	$35	$350	$(1)	$(26)	$42	$401	$(116)	$517
Investment and derivative (gains) losses (1)	(41)	(62)	(270)	(24)	(13)	(28)	(373)	35	(408)
Interest expense on uncertain tax positions	2	3	3	2	1	1	8	9	(1)
Non-investment derivatives and other	(4)	(15)	11	(1)	1	(5)	(8)	5	(13)
Adjusted operating income (loss) before income taxes	$(27)	$(39)	$94	$(24)	$(37)	$10	$28	$(67)	$95

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2021	2021	2021	2020	2020

Stockholders’ equity	$12,885	$13,444	$12,090	$14,352	$13,214
Less effect of AOCI:
Accumulated currency translation adjustments	(50)	(20)	(39)	(69)	(171)
Unrealized appreciation of securities	3,704	4,133	3,113	5,500	4,542
Pension and postretirement benefits	(71)	(72)	(72)	(72)	(82)
Stockholders’ equity, excluding AOCI	$9,302	$9,403	$9,088	$8,993	$8,925

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2021	2021	2021	2020	2020

Book value per share	$190.60	$197.72	$177.83	$211.19	$194.49
Less effect of AOCI:
Accumulated currency translation adjustments	(0.75)	(0.29)	(0.57)	(1.02)	(2.51)
Unrealized appreciation of securities	54.80	60.78	45.79	80.94	66.86
Pension and postretirement benefits	(1.05)	(1.06)	(1.06)	(1.06)	(1.22)
Book value per share, excluding AOCI	$137.60	$138.29	$133.67	$132.33	$131.36

Page 41